CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Second-Quarter 2020 Results

CINCINNATI, July 29, 2020—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2020, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 6.0% to $502 million
•	GAAP Diluted Earnings-per-Share (EPS) of $5.01, an increase of 62.7%
•	Adjusted Diluted EPS of $4.41, an increase of 31.3%

VITAS segment operating results:

•	Net Patient Revenue of $327 million, an increase of 4.7%
•	Average Daily Census (ADC) of 19,195, an increase of 2.8%
•	Admissions of 16,822 a decline of 3.8%
•	Net Income, excluding certain discrete items, of $50.1 million, an increase of 29.8%
•	Adjusted EBITDA, excluding Medicare Cap, of $72.5 million, an increase of 32.2%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 21.7%, an increase of 440-basis points

Roto-Rooter segment operating results:

•	Revenue of $175 million, an increase of 8.6%
•	Net Income, excluding certain discrete items, of $32.0 million, an increase of 16.5%
•	Adjusted EBITDA of $46.8 million, an increase of 20.7%
•	Adjusted EBITDA margin of 26.8%, an increase of 269-basis points

VITAS

VITAS net revenue was $327 million in the second quarter of 2020, which is an increase of 4.7%, when compared to the prior-year period.  This revenue increase is comprised primarily of a 2.8% increase in days-of-care, a geographically weighted average Medicare reimbursement rate increase (including the suspension of sequestration on May 1, 2020) of approximately 5.4%, and acuity mix shift which then reduced the blended average Medicare rate increase approximately 310-basis points.  The combination of increased Medicare Cap and a decrease in Medicaid net room and board pass-through, as well as reductions in other contra revenue activity, reduced revenue growth an additional 42-basis points in the quarter.

VITAS accrued $5.8 million in Medicare Cap billing limitations in the second quarter of 2020.  This $5.8 million of Medicare Cap includes approximately $2.3 million of Cap liability attributed to the pandemic. The suspension of sequestration resulted in an additional 2% increase in reimbursement effective May 1, 2020.  In Medicare provider numbers that were in a Medicare Cap liability situation, this 2% reimbursement increase was effectively eliminated by a corresponding increase in Medicare Cap liability in those markets.  In addition, disruption in Medicare admissions in these markets resulted in a further increase in the projected 2020 Medicare Cap billing limitation.

VITAS currently has 30 Medicare provider numbers.  During the first nine months of the fiscal 2020 Medicare Cap year, 22 of these provider numbers have a Medicare Cap cushion of 10% or greater, three provider numbers have a cap cushion between 5% and 10%, two provider numbers have a cap cushion between 0% and 5%, and three provider numbers have an estimated 2020 Medicare Cap billing limitation.

Average revenue per patient per day in the second quarter of 2020 was $194.02, which, including acuity mix shift, is 2.3% above the prior-year period. Reimbursement for routine home care and high acuity care averaged $165.22 and $985.23, respectively.  During the quarter, high acuity days-of-care were 3.5% of total days of care, 69-basis points less than the prior-year quarter.  This 69-basis point mix shift in high acuity days-of-care reduced the increase in average revenue per patient per day from 5.4% to 2.3% in the quarter.

The second quarter 2020 gross margin, excluding Medicare Cap, increased costs for personal protection equipment (PPE), disinfecting facilities and increased costs for additional paid time off (PTO) for our front-line employees, was 27.2%, which is a 352-basis point margin improvement when compared to the second quarter of 2019.  This increase in gross margin is attributed to a level-of-care mix shift to higher margin, lower reimbursement routine home care; efficiencies from utilizing telehealth when appropriate; and lower wage costs from reduced admission intake, including reduced hospital referred admissions that typically result in short length-of-stays and negative gross margins.

Selling, general and administrative expense was $21.1 million in the second quarter of 2020, which is a favorable decrease of 2.8% compared to the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $72.5 million in the quarter, an increase of 32.2%.  Adjusted EBITDA margin, excluding Medicare Cap, was 21.7% in the quarter, which is a 440-basis point improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $175 million in the second quarter of 2020, an increase of $13.9 million, or 8.6%, over the prior-year quarter.  On a unit-for-unit basis, which excludes the Oakland and HSW acquisitions completed in July 2019 and September 2019, respectively, Roto-Rooter generated quarterly revenue of $158 million for the second quarter of 2020, a decline of 1.9% over the prior-year quarter.

Total commercial revenue, excluding acquisitions, decreased 29.1%.  This aggregate commercial revenue decline consisted of drain cleaning revenue declining 31.2%, commercial plumbing and excavation declining 28.0%, and commercial water restoration declining 20.3%.

Total residential revenue, excluding acquisitions, increased 10.4%.  This aggregate residential revenue growth consisted of residential drain cleaning increasing 10.2%, plumbing and excavation expanding 14.4%, and residential water restoration increasing 4.3%.

Roto-Rooter started the second quarter of 2020 with plummeting demand in our commercial business and very soft demand in our residential services when compared to the prior year.  Fortunately, service demand began to improve in the later part of April and continued to strengthen throughout the remainder of the second quarter.  This is reflected in our monthly performance with unit-for-unit commercial revenue declining 38.6%, 31.8% and 19.7% in April, May and June 2020, respectively.  Unit-for-unit residential revenue sales declined 1.6% in April, increased 11.7% in May and increased 18.7% in June.

Roto-Rooter’s gross margin in the quarter was 51.2%, a 247-basis point increase when compared to the second quarter of 2019.  Adjusted EBITDA in the second quarter of 2020 totaled $46.8 million, an increase of 20.7%.  The Adjusted EBITDA margin in the quarter was 26.8% which is a 269-basis point increase when compared to the prior year.  The increase in Adjusted EBITDA margin is attributed to residential services having a higher margin than commercial services,  as well as increased residential excavation and water restoration services which have a significantly higher direct contribution margin compared to commercial plumbing and drain cleaning services.

Chemed Consolidated

As of June 30, 2020, Chemed had total cash and cash equivalents of $20.4 million and no long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At June 30, 2020, the Company had approximately $412 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 50,000 shares of Chemed stock for $21.9 million which equates to a cost per share of $438.27.  As of June 30, 2020, there was approximately $232 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time Chemed has repurchased approximately 14.4 million shares, aggregating approximately $1.3 billion at an average share cost of $92.76.  Including dividends over this period, Chemed has returned approximately $1.5 billion to shareholders.

Guidance for 2020

Historically, Chemed earnings guidance has been developed using previous years’ key operating metrics which are then modeled and projected out for the calendar year.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. Once we complete this phase of our projected operating results, we would then modify the projections for the timing of price increases, changes in commission structure, wages, marketing programs and a variety of continuous improvement initiatives that our business segments plan on executing over the coming year.  This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The 2020 pandemic has made accurate modeling and providing meaningful earnings guidance for Chemed exceptionally challenging.  Federal, state and local government authorities are forced to make swift decisions within our healthcare system, labor pools and general economy. These governmental decisions have the potential for an immediate and material impact on VITAS and Roto-Rooter operating results.

Over the past four months, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to provide guidance for the remainder of the calendar year.  However, this guidance should be taken with the recognition the pandemic will continue to materially disrupt all aspects of our healthcare system and general economy to such an extent that future rules, regulations and government mandates could materially impact our ability to achieve this guidance.

Revenue growth for VITAS in 2020, prior to Medicare Cap, is estimated to be in the range of 5% to 7%. Average Daily Census in 2020 is estimated to expand approximately 2% to 4%.  Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 19% to 20%.  We are currently estimating $17 million for Medicare Cap billing limitations for calendar year 2020.  We also anticipate the $80.2 million of CARES Act funds formulaically calculated by the federal government based upon our 2019 Medicare fee-for-service revenue will be adequate to cover increased costs specifically related to operating our healthcare unit during the pandemic as well as any incremental Medicare Cap billing limitations triggered from declines in Medicare admissions.  Chemed’s full year adjusted earnings per share guidance eliminates any financial benefit from the CARES Act funds that relate to lost revenue.  We anticipate returning any unused CARES Act funds to the federal government at the end of the pandemic measurement period.

Roto-Rooter is forecasted to achieve full-year 2020 revenue growth of 9% to 10%.  Roto-Rooter’s Adjusted EBITDA margin for 2020 is estimated to be in the range of 23% to 25%.

Based upon the above, full-year 2020 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $16.20 to $16.40.  This 2020 guidance assumes an effective corporate tax rate of 25.2%. Chemed’s 2019 reported adjusted earnings per diluted share was $13.96.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, July 30, 2020, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1  (661)  378-9533 for international participants.  The Conference ID is 2266476.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 2266476.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 19,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Service revenues and sales	$502,199	$473,584	$1,017,997	$935,618
Cost of services provided and goods sold	352,163	323,637	703,908	645,588
Selling, general and administrative expenses (aa)	84,513	71,556	155,096	145,585
Depreciation	11,659	9,887	23,047	19,597
Amortization	2,488	406	4,965	925
Other operating (income)/expenses	(41,384)	2,570	(41,142)	8,923
Total costs and expenses	409,439	408,056	845,874	820,618
Income from operations	92,760	65,528	172,123	115,000
Interest expense	(651)	(1,237)	(1,626)	(2,361)
Other (expense)/income--net (bb)	7,514	13	(1,952)	2,452
Income before income taxes	99,623	64,304	168,545	115,091
Income taxes	(17,522)	(13,575)	(30,553)	(19,695)
Net income	$82,101	$50,729	$137,992	$95,396
Earnings Per Share
Net income	$5.16	$3.18	$8.65	$5.98
Average number of shares outstanding	15,914	15,928	15,953	15,941
Diluted Earnings Per Share
Net income	$5.01	$3.08	$8.39	$5.79
Average number of shares outstanding	16,373	16,449	16,445	16,489

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$75,176	$70,300	$153,511	$140,504
Market value adjustments related to deferred
compensation trusts	7,408	(130)	(2,164)	2,207
Long-term incentive compensation	1,929	1,386	3,749	2,874
Total SG&A expenses	$84,513	$71,556	$155,096	$145,585

(bb) Other (expense)/income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Market value adjustments related to deferred
compensation trusts	$7,408	$(130)	$(2,164)	$2,207
Interest income	116	112	225	214
Other	(10)	31	(13)	31
Total other (expense)/income--net	$7,514	$13	$(1,952)	$2,452

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	June 30,
	2020	2019
Assets
Current assets
Cash and cash equivalents	$20,376	$3,323
Accounts receivable less allowances	132,487	136,113
Inventories	7,467	6,336
Prepaid income taxes	5,794	12,951
Prepaid expenses	23,183	21,455
Total current assets	189,307	180,178
Investments of deferred compensation plans held in trust	80,113	70,460
Properties and equipment, at cost less accumulated depreciation	183,017	149,917
Assets held for sale	-	15,750
Lease right of use asset	128,418	90,755
Identifiable intangible assets less accumulated amortization	122,791	67,511
Goodwill	578,491	510,627
Other assets	9,055	8,874
Total Assets	$1,291,192	$1,094,072
Liabilities
Current liabilities
Accounts payable	$36,704	$51,143
Income taxes	19,576	56
Accrued insurance	50,847	46,912
Accrued compensation	80,552	50,123
Accrued legal	6,959	8,431
Short-term lease liability	36,093	31,614
Unutilized CARES Act grant	39,236	-
Other current liabilities	48,549	35,390
Total current liabilities	318,516	223,669
Deferred income taxes	21,108	18,828
Long-term debt	-	85,000
Deferred compensation liabilities	77,639	70,273
Long-term lease liability	104,444	69,979
Other liabilities	18,789	7,754
Total Liabilities	540,496	475,503
Stockholders' Equity
Capital stock	36,040	35,591
Paid-in capital	904,421	817,255
Retained earnings	1,553,144	1,311,446
Treasury stock, at cost	(1,745,299)	(1,548,138)
Deferred compensation payable in Company stock	2,390	2,415
Total Stockholders' Equity	750,696	618,569
Total Liabilities and Stockholders' Equity	$1,291,192	$1,094,072

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Six Months Ended June 30,
	2020	2019
Cash Flows from Operating Activities
Net income	$137,992	$95,396
Adjustments to reconcile net income to net cash provided
by operating activities:
Unutilized CARES Act grant	39,236	-
Depreciation and amortization	28,012	20,522
Deferred payroll taxes	10,716	-
Stock option expense	10,113	8,018
Noncash long-term incentive compensation	3,527	2,506
Provision/(benefit) for deferred income taxes	2,717	(2,769)
Noncash directors' compensation	1,171	767
Provision for bad debts	871	-
Amortization of debt issuance costs	153	153
Litigation settlement	-	6,000
Asset impairment loss	-	2,266
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	6,696	(16,613)
Increase in inventories	(5)	(631)
Increase in prepaid expenses	(33)	(2,301)
Increase/(decrease) in accounts payable and
other current liabilities	13,303	(4,175)
Change in current income taxes	23,725	(2,249)
Net change in lease assets and liabilities	1,287	(338)
Increase in other assets	(2,988)	(4,653)
Increase in other liabilities	1,383	5,833
Other (uses)/sources	(54)	1,175
Net cash provided by operating activities	277,822	108,907
Cash Flows from Investing Activities
Capital expenditures	(32,251)	(28,312)
Business combinations	(3,600)	-
Other sources/(uses)	473	(137)
Net cash used by investing activities	(35,378)	(28,449)
Cash Flows from Financing Activities
Payments on revolving line of credit	(264,900)	(227,000)
Proceeds from revolving line of credit	174,900	222,800
Purchases of treasury stock	(122,148)	(71,926)
Proceeds from exercise of stock options	19,440	16,517
Capital stock surrendered to pay taxes on stock-based compensation	(14,845)	(14,884)
Dividends paid	(10,238)	(9,567)
Change in cash overdrafts payable	(9,849)	1,710
Other (uses)/sources	(586)	384
Net cash used by financing activities	(228,226)	(81,966)
Increase/(decrease) in Cash and Cash Equivalents	14,218	(1,508)
Cash and cash equivalents at beginning of year	6,158	4,831
Cash and cash equivalents at end of year	$20,376	$3,323

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2020 AND 2019
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2020 (a)
Service revenues and sales	$327,465	$174,734	$-	$502,199
Cost of services provided and goods sold	266,815	85,348	-	352,163
Selling, general and administrative expenses	21,072	44,231	19,210	84,513
Depreciation	5,556	6,069	34	11,659
Amortization	18	2,470	-	2,488
Other operating income	(40,826)	(558)	-	(41,384)
Total costs and expenses	252,635	137,560	19,244	409,439
Income/(loss) from operations	74,830	37,174	(19,244)	92,760
Interest expense	(45)	(90)	(516)	(651)
Intercompany interest income/(expense)	4,739	1,422	(6,161)	-
Other (expense)/income—net	104	(10)	7,420	7,514
Income/(loss) before income taxes	79,628	38,496	(18,501)	99,623
Income taxes	(19,383)	(9,028)	10,889	(17,522)
Net income/(loss)	$60,245	$29,468	$(7,612)	$82,101

2019 (b)
Service revenues and sales	$312,750	$160,834	$-	$473,584
Cost of services provided and goods sold	241,104	82,533	-	323,637
Selling, general and administrative expenses	21,682	39,377	10,497	71,556
Depreciation	4,831	5,017	39	9,887
Amortization	18	388	-	406
Other operating expense	69	235	2,266	2,570
Total costs and expenses	267,704	127,550	12,802	408,056
Income/(loss) from operations	45,046	33,284	(12,802)	65,528
Interest expense	(53)	(100)	(1,084)	(1,237)
Intercompany interest income/(expense)	4,382	2,180	(6,562)	-
Other (expense)/income—net	101	42	(130)	13
Income/(loss) before income taxes	49,476	35,406	(20,578)	64,304
Income taxes	(12,137)	(8,231)	6,793	(13,575)
Net income/(loss)	$37,339	$27,175	$(13,785)	$50,729

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2020 (a)
Service revenues and sales	$665,380	$352,617	$-	$1,017,997
Cost of services provided and goods sold	526,244	177,664	-	703,908
Selling, general and administrative expenses	43,341	90,513	21,242	155,096
Depreciation	11,030	11,947	70	23,047
Amortization	36	4,929	-	4,965
Other operating income	(40,712)	(430)	-	(41,142)
Total costs and expenses	539,939	284,623	21,312	845,874
Income/(loss) from operations	125,441	67,994	(21,312)	172,123
Interest expense	(90)	(192)	(1,344)	(1,626)
Intercompany interest income/(expense)	9,125	2,771	(11,896)	-
Other (expense)/income—net	169	30	(2,151)	(1,952)
Income/(loss) before income taxes	134,645	70,603	(36,703)	168,545
Income taxes	(33,121)	(16,813)	19,381	(30,553)
Net income/(loss)	$101,524	$53,790	$(17,322)	$137,992

2019 (b)
Service revenues and sales	$619,531	$316,087	$-	$935,618
Cost of services provided and goods sold	480,847	164,741	-	645,588
Selling, general and administrative expenses	43,218	78,978	23,389	145,585
Depreciation	9,539	9,980	78	19,597
Amortization	35	890	-	925
Other operating expense	6,423	234	2,266	8,923
Total costs and expenses	540,062	254,823	25,733	820,618
Income/(loss) from operations	79,469	61,264	(25,733)	115,000
Interest expense	(101)	(194)	(2,066)	(2,361)
Intercompany interest income/(expense)	8,777	4,375	(13,152)	-
Other income—net	188	56	2,208	2,452
Income/(loss) before income taxes	88,333	65,501	(38,743)	115,091
Income taxes	(21,707)	(15,339)	17,351	(19,695)
Net income/(loss)	$66,626	$50,162	$(21,392)	$95,396

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2020 AND 2019
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2020
Net income/(loss)	$60,245	$29,468	$(7,612)	$82,101
Add/(deduct):
Interest expense	45	90	516	651
Income taxes	19,383	9,028	(10,889)	17,522
Depreciation	5,556	6,069	34	11,659
Amortization	18	2,470	-	2,488
EBITDA	85,247	47,125	(17,951)	114,421
Add/(deduct):
Intercompany interest expense/(income)	(4,739)	(1,422)	6,161	-
Interest income	(113)	10	(13)	(116)
CARES Act grant	(40,989)	-	-	(40,989)
Direct costs related to COVID-19	24,265	1,117	-	25,382
Stock option expense	-	-	5,068	5,068
COVID-19 related Medicare cap	2,250	-	-	2,250
Long-term incentive compensation	-	-	1,929	1,929
Medicare cap sequestration adjustment	796	-	-	796
Adjusted EBITDA	$66,717	$46,830	$(4,806)	$108,741

2019
Net income/(loss)	$37,339	$27,175	$(13,785)	$50,729
Add/(deduct):
Interest expense	53	100	1,084	1,237
Income taxes	12,137	8,231	(6,793)	13,575
Depreciation	4,831	5,017	39	9,887
Amortization	18	388	-	406
EBITDA	54,378	40,911	(19,455)	75,834
Add/(deduct):
Intercompany interest expense/(income)	(4,382)	(2,180)	6,562	-
Interest income	(69)	(43)	-	(112)
Stock option expense	-	-	3,929	3,929
Impairment loss on transportation equipment	-	-	2,266	2,266
Medicare cap sequestration adjustment	1,689	-	-	1,689
Long-term incentive compensation	-	-	1,386	1,386
Acquisition expense	-	97	-	97
Adjusted EBITDA	$51,616	$38,785	$(5,312)	$85,089

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2020
Net income/(loss)	$101,524	$53,790	$(17,322)	$137,992
Add/(deduct):
Interest expense	90	192	1,344	1,626
Income taxes	33,121	16,813	(19,381)	30,553
Depreciation	11,030	11,947	70	23,047
Amortization	36	4,929	-	4,965
EBITDA	145,801	87,671	(35,289)	198,183
Add/(deduct):
Intercompany interest expense/(income)	(9,125)	(2,771)	11,896	-
Interest income	(181)	(31)	(13)	(225)
Direct costs related to COVID-19	25,238	1,978	-	27,216
CARES Act grant	(40,989)	-	-	(40,989)
Stock option expense	-	-	10,114	10,114
Long-term incentive compensation	-	-	3,749	3,749
COVID-19 Medicare cap	2,250	-	-	2,250
Medicare cap sequestration adjustment	1,472	-	-	1,472
Adjusted EBITDA	$124,466	$86,847	$(9,543)	$201,770
2019
Net income/(loss)	$66,626	$50,162	$(21,392)	$95,396
Add/(deduct):
Interest expense	101	194	2,066	2,361
Income taxes	21,707	15,339	(17,351)	19,695
Depreciation	9,539	9,980	78	19,597
Amortization	35	890	-	925
EBITDA	98,008	76,565	(36,599)	137,974
Add/(deduct):
Intercompany interest expense/(income)	(8,777)	(4,375)	13,152	-
Interest (income)/expense	(157)	(56)	-	(213)
Stock option expense	-	-	8,018	8,018
Litigation settlement costs	6,000	-	-	6,000
Long-term incentive compensation	-	-	2,874	2,874
Impairment loss on transportation equipment	-	-	2,266	2,266
Medicare cap sequestration adjustment	2,204	-	-	2,204
Acquisition expense	-	97	120	217
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Adjusted EBITDA	$97,934	$72,286	$(10,332)	$159,888

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income as reported	$82,101	$50,729	$137,992	$95,396
Add/(deduct) pre-tax cost of:
CARES Act grant	(40,989)	-	(40,989)	-
Direct costs related to COVID-19	25,382	-	27,216	-
Stock option expense	5,068	3,929	10,114	8,018
Amortization of reacquired franchise agreements	2,352	331	4,704	772
COVID-19 Medicare cap	2,250	-	2,250	-
Long-term incentive compensation	1,929	1,386	3,749	2,874
Medicare cap sequestration adjustments	796	1,689	1,472	2,204
Impairment loss on transportation equipment	-	2,266	-	2,266
Litigation settlement	-	-	-	6,000
Acquisition expense	-	97	-	217
Non cash ASC 842 expenses	-	-	-	548
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	1,537	(2,000)	(814)	(4,961)
Excess tax benefits on stock compensation	(8,203)	(3,212)	(12,756)	(9,944)
Adjusted net income	$72,223	$55,215	$132,938	$103,390

Diluted Earnings Per Share As Reported
Net income	$5.01	$3.08	$8.39	$5.79
Average number of shares outstanding	16,373	16,449	16,445	16,489

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.41	$3.36	$8.08	$6.27
Average number of shares outstanding	16,373	16,449	16,445	16,489

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2020	2019	2020	2019
Net revenue ($000) (c)
Homecare	$276,345	$266,461	$548,098	$525,312
Inpatient	25,868	22,894	58,350	45,464
Continuous care	34,582	30,786	75,137	63,030
Other	2,109	2,237	5,265	4,242
Subtotal	$338,904	$322,378	$686,850	$638,048
Room and board, net	(2,647)	(2,710)	(6,028)	(5,252)
Contractual allowances	(3,042)	(3,720)	(7,192)	(6,667)
Medicare cap allowance	(5,750)	(3,198)	(8,250)	(6,598)
Net Revenue	$327,465	$312,750	$665,380	$619,531
Net revenue as a percent of total before Medicare cap allowance
Homecare	81.5%	82.7%	79.8%	82.3%
Inpatient	7.6	7.1	8.5	7.1
Continuous care	10.2	9.5	10.9	9.9
Other	0.7	0.7	0.8	0.7
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.8)	(0.9)	(0.8)
Contractual allowances	(0.9)	(1.2)	(1.0)	(1.0)
Medicare cap allowance	(1.7)	(1.0)	(1.2)	(1.0)
Net Revenue	96.6%	97.0%	96.9%	97.2%
Days of care
Homecare	1,401,744	1,317,854	2,766,490	2,599,753
Nursing home	279,462	303,983	582,836	593,752
Respite	4,158	6,669	10,850	12,970
Subtotal routine homecare and respite	1,685,364	1,628,506	3,360,176	3,206,475
Inpatient	25,542	29,663	57,890	58,813
Continuous care	35,814	41,804	77,187	85,727
Total	1,746,720	1,699,973	3,495,253	3,351,015

Number of days in relevant time period	91	91	182	181
Average daily census ("ADC") (days)
Homecare	15,404	14,482	15,201	14,364
Nursing home	3,071	3,340	3,202	3,280
Respite	45	73	60	72
Subtotal routine homecare and respite	18,520	17,895	18,463	17,716
Inpatient	281	327	318	325
Continuous care	394	459	424	474
Total	19,195	18,681	19,205	18,515
Total Admissions	16,822	17,491	35,425	35,249
Total Discharges	17,000	17,008	35,208	34,350
Average length of stay (days)	90.9	91.1	90.8	91.2
Median length of stay (days)	14.0	16.0	14.0	15.0
ADC by major diagnosis
Cerebro	35.2%	35.7%	35.7%	35.8%
Neurological	21.7	20.4	21.6	20.2
Cancer	12.8	12.7	12.7	12.7
Cardio	16.1	17.0	15.9	16.9
Respiratory	8.2	8.2	8.3	8.2
Other	6.0	6.0	5.8	6.2
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	20.9%	20.6%	21.0%	20.7%
Neurological	13.4	12.2	12.9	12.5
Cancer	27.6	29.2	28.0	28.6
Cardio	14.6	16.0	14.9	16.1
Respiratory	9.8	11.7	10.9	11.8
Other	13.7	10.3	12.3	10.3
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	0.9%	1.2%	1.1%	1.1%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	31.9	32.7	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	26.7	27.7	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019
(unaudited)

(a)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$40,989	$-	$-	$40,989
	Direct costs related to COVID-19	(24,265)	(1,117)	-	(25,382)
	Stock option expense	-	-	(5,068)	(5,068)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	COVID-19 Medicare cap	(2,250)	-	-	(2,250)
	Long-term incentive compensation	-	-	(1,929)	(1,929)
	Medicare cap sequestration adjustment	(796)	-	-	(796)
	Pretax impact on earnings	13,678	(3,469)	(6,997)	3,212
	Excess tax benefits on stock compensation	-	-	8,203	8,203
	Income tax benefit on the above	(3,515)	918	1,060	(1,537)
	After-tax impact on earnings	$10,163	$(2,551)	$2,266	$9,878

		Six Months Ended June 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$40,989	$-	$-	$40,989
	Direct costs related to COVID-19	(25,238)	(1,978)	-	(27,216)
	Stock option expense	-	-	(10,114)	(10,114)
	Amortization of acquired and cancelled franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(3,749)	(3,749)
	COVID-19 Medicare cap	(2,250)	-	-	(2,250)
	Medicare cap sequestration adjustment	(1,472)	-	-	(1,472)
	Pretax impact on earnings	12,029	(6,682)	(13,863)	(8,516)
	Excess tax benefits on stock compensation	-	-	12,756	12,756
	Income tax benefit on the above	(3,096)	1,770	2,140	814
	After-tax impact on earnings	$8,933	$(4,912)	$1,033	$5,054

Included in the results of operations for 2019 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):
	Three Months Ended June 30, 2019
	VITAS	Roto-Rooter	Corporate	Consolidated

Stock option expense	$-	$-	$(3,929)	$(3,929)
Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
Medicare cap sequestration adjustment	(1,689)	-	-	(1,689)
Long-term incentive compensation	-	-	(1,386)	(1,386)
Amortization of reacquired franchise agreements	-	(331)		(331)
Acquisition expense	-	(97)	-	(97)
Pretax impact on earnings	(1,689)	(428)	(7,581)	(9,698)
Excess tax benefits on stock compensation	-	-	3,212	3,212
Income tax benefit on the above	435	113	1,452	2,000
After-tax impact on earnings	$(1,254)	$(315)	$(2,917)	$(4,486)

	Six Months Ended June 30, 2019
	VITAS	Roto-Rooter	Corporate	Consolidated

Stock option expense	$-	$-	$(8,018)	$(8,018)
Litigation settlement	(6,000)	-	-	(6,000)
Long-term incentive compensation	-	-	(2,874)	(2,874)
Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
Medicare cap sequestration adjustment	(2,204)	-	-	(2,204)
Amortization of reacquired franchise agreements	-	(772)		(772)
Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
Acquisition expense	-	(97)	(120)	(217)
Pretax impact on earnings	(8,860)	(924)	(13,115)	(22,899)
Excess tax benefits on stock compensation	-	-	9,944	9,944
Income tax benefit on the above	2,254	245	2,462	4,961
After-tax impact on earnings	$(6,606)	$(679)	$(709)	$(7,994)

VITAS has 11 large (greater than 450 ADC), 20 medium (greater than 200 but less than 450 ADC) and 18 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the first nine months of the current cap year, 22 provider numbers have a Medicare cap cushion of 10% or greater, three provider numbers have a cap cushion between 5% and 10%, two provider numbers have a cap cushion between 0% and 5%, and three provider numbers have a Medicare cap liability.